Exhibit 99.1 May 29, 2013 CLEARWIRE SAYS GLASS LEWIS REACHED WRONG CONCLUSION Company Criticizes Glass Lewis’ Analysis as Fundamentally Flawed and Inaccurate Reiterates Recommendation that Stockholders Vote ‘FOR’ Proposed Transaction with Sprint BELLEVUE, Wash. – May 29, 2013 – Clearwire Corporation (NASDAQ: CLWR) (“Clearwire” or the “Company”) today issued a statement in response to the recent Glass, Lewis & Co. (“Glass Lewis”) report regarding the proposed Sprint transaction. Clearwire reiterated its recommendation that stockholders vote ‘FOR’ the proposed transaction. With the vote for Clearwire’s proposed merger with Sprint just days away, the Clearwire Board and Special Committee felt compelled to respond to Glass Lewis’ recent report, which Clearwire believes was based on superficial analysis, contained numerous inaccuracies, and grossly underestimates the economic realities facing the Company. The report also demonstrates a complete lack of understanding of Clearwire’s existing governance structure and erroneously assesses the value of the Company’s proposed transaction with Sprint. Specifically:  Exhaustive and Independent Strategic Review Process: Contrary to Glass Lewis’ assertions and as detailed in the Company’s proxy statement relating to the merger with Sprint, Clearwire’s board and management, none of whom have any affiliation with Sprint, undertook an extensive, two-year process to explore strategic and financial alternatives. The Clearwire board’s Special Committee, comprised of non-Sprint-appointed directors, along with its own independent advisors also carefully examined numerous alternatives to the Sprint proposal, including signing additional wholesale partners, monetizing excess spectrum, and a financial restructuring. It is only after performing a comprehensive review of Clearwire’s strategic and financial alternatives that the Special Committee and board of directors’ have recommended the Sprint merger as the best option for shareholders.  The Myth of the Multi-Customer Case: The ‘Multi-Customer Case’ (MCC) is dependent on the achievability and timely signing of an agreement with another major wholesale customer. After a comprehensive two-year process in pursuit of the MCC, Clearwire has been unsuccessful at signing another major customer. During this time period, Clearwire contacted more than 100 parties regarding a wholesale partnership, including all of the major U.S. wireless carriers, major cable operators, and the largest satellite operators. Moreover, in the time since the Sprint transaction was announced, no wholesale partnership interest has been indicated by another significant potential customer.  Spectrum Sale and Other Funding Proposals Inadequate: The gross proceeds of spectrum sales proposed by DISH or Verizon would be reduced by the net present value of spectrum leases, taxes, and potential distributions; the remaining amount could not be freely applied to fund operations, as it must be used to acquire replacement assets or repay debt. Furthermore, the company is restricted to selling only excess spectrum, as outlined in its operating agreements. As a result, a spectrum sale at the valuations proposed by DISH and Verizon would not be adequate to address Clearwire’s funding gap of at least $2 billion and would not supplant the need for another large wholesale partner. Other funding offers, including those made by Crest Financial, fall far short of the significant capital needs facing Clearwire.

 Restrictive Governance Structure: Clearwire’s Equityholders’ Agreement, which was entered into in November 2008, concurrently with Clearwire’s formation, specifies that a change of control or merger requires 75% stockholder approval, which means Clearwire cannot be sold to another party without Sprint’s approval. It has been well documented that Sprint is not a willing seller. In conducting its own analysis, the Special Committee accounted for this crucial constraint, while Glass Lewis simply ignores it. When the facts of Clearwire’s current situation are honestly and accurately assessed, it becomes clear that Sprint’s increased offer price represents fair, certain and attractive value and the best option for the Company and minority stockholders. This proposal offers a 14% premium to Sprint’s previous offer of $2.97 and a 162% premium to Clearwire’s closing share price the day before the Sprint-SoftBank discussions were first confirmed in the marketplace on October 11, 2012, when Clearwire was also speculated to be a part of that transaction. Finally, Clearwire’s significant investors – Comcast Corp., Intel Corp and Bright House Networks LLC – who collectively own approximately 26% Clearwire’s shares not affiliated with Sprint, have agreed to vote FOR the transaction. Clearwire believes the time to act is now and encourages stockholders to follow the recommendations of the two leading proxy advisory firms – Institutional Shareholder Services and Egan-Jones – and vote FOR the proposed Sprint transaction on the WHITE card TODAY. About Clearwire Clearwire Corporation (NASDAQ:CLWR), through its operating subsidiaries, is a leading provider of 4G wireless broadband services offering services in areas of the U.S. where more than 130 million people live. The company holds the deepest portfolio of wireless spectrum available for data services in the U.S. Clearwire serves retail customers through its own CLEAR® brand as well as through wholesale relationships with some of the leading companies in the retail, technology and telecommunications industries, including Sprint and NetZero. The company is constructing a next-generation 4G LTE Advanced-ready network to address the capacity needs of the market, and is also working closely with the Global TDD-LTE Initiative to further the TDD-LTE ecosystem. Clearwire is headquartered in Bellevue, Wash. Additional information is available at http://www.clearwire.com. Cautionary Statement Regarding Forward-Looking Statements This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature. This document contains forward-looking statements relating to the proposed merger and related transactions (the “transaction”) between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire's and Sprint's Annual

Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized. Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire's stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire's filings with the SEC are also available on its website at www.clearwire.com. Participants in the Solicitation Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire's Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint officers and directors is set forth in Sprint's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC. Media Contacts: Susan Johnston, (425) 505-6178 susan.johnston@clearwire.com JLM Partners for Clearwire Mike DiGioia or Jeremy Pemble, (206) 381-3600 mike@jlmpartners.com or jeremy@jlmpartners.com Investor Contacts: Alice Ryder, (425) 505-6494 alice.ryder@clearwire.com MacKenzie Partners for Clearwire Dan Burch or Laurie Connell, (212) 929-5500 dburch@mackenziepartners.com or lconnell@mackenziepartners.com